UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) February 8, 2007

OAKMONT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51423	20-2679740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Bloomfield Hills Pkwy., Ste. 240 Bloomfield Hills, MI	48304
(Address of Principal Executive Offices)	(Zip Code)

(248) 220-2001

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 8, 2007, Oakmont Acquisition Corp. issued a press release regarding its agreement to merge with Brooke Credit Corporation. The full text of the Company’s Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference under this item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

99.1	Oakmont Acquisition Corp. Press Release dated February 8, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

OAKMONT ACQUISITION CORP.

By:	/s/ Michael C. Azar
Name:	Michael C. Azar
Title:	President

Date: February 8, 2007